PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Total Return Bond ETF
Ticker Symbol: PTRB	Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  |  December 2, 2021
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com. You can also get this information at no cost by calling 1-888-247-8090 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated December 2, 2021, as supplemented and amended from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek total return.
FUND FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The management agreement between PGIM ETF Trust (the Trust) and PGIM Investments LLC (PGIM Investments) (the Management Agreement) provides that PGIM Investments will pay all operating expenses of the Fund, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), and acquired fund fees and expenses. For more information on the fee structure pertaining to the Management Agreement please refer to the Fund’s Statement of Additional Information.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.49%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.49%
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. It assumes that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return on your investment each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.
Number of Years You Own Shares	1 Year	3 Years
	$50	$157
Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund is newly offered; therefore, it does not have a turnover rate for the most recent fiscal year.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's subadviser. The Fund invests, under normal circumstances, at least 80% of its investable assets in bonds. For purposes of this policy, bonds include all fixed income securities, other than preferred stock, with a maturity at date of issue of greater than one year (including bonds acquired by the Fund with a maturity at date of issue of greater than one year, but a remaining maturity of one year or less). The term “investable assets” refers to the

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Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund is an actively managed exchange-traded fund (ETF) and, thus, does not seek to replicate the performance of a specified index.
The Fund's subadviser allocates assets among different debt securities, including (but not limited to) U.S. Government securities, mortgage-related and asset-backed securities (including collateralized debt obligations and collateralized loan obligations), corporate debt securities and foreign debt securities. The Fund may invest up to 30% of its investable assets in speculative, high risk, below investment-grade securities. These securities are also known as high-yield debt securities or junk bonds. The Fund may invest up to 30% of its investable assets in foreign debt securities, including emerging market debt securities.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
The Fund engages in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities. The Fund expects to be more heavily involved in active trading during periods of market volatility seeking to preserve gains or limit losses.
Some (but not all) of the U.S. Government securities and mortgage-related securities in which the Fund invests are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or “Ginnie Mae”), the Farmers Home Administration and the Export-Import Bank. Securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or “Fannie Mae”), the Student Loan Marketing Association (SLMA or “Sallie Mae”), the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.
The Fund may use derivatives to manage its portfolio duration, as well as to manage its foreign currency exposure, to hedge against losses, and to try to improve returns.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (NAV), may trade at larger spreads, and possibly face trading halts and/or delisting.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Collateralized Loan Obligations (CLOs) Risk. CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Currency Risk. The Fund's net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. The Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation both in the United States and in Europe calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. Additional regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
ETF Shares Trading Risk. Fund shares are listed for trading on NYSE Arca, Inc. (the Exchange) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund's NAV, the intraday value of the Fund's holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio investments. This adverse effect on the liquidity of the Fund's shares could lead to differences between the market price of the Fund's shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund's shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund's holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund's shares. During such periods, you may incur significant losses if you sell your shares of the Fund.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund's shares on the Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund's trading day on the Exchange and this may lead to differences between the market price of the Fund's shares and the underlying value of those shares.
Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund's shares varies over time based on the Fund's trading volume, the spread of the Fund's underlying securities, and market liquidity and may increase if the Fund's trading volume, the spread of the Fund's underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund's holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund's NAV, and the discount is likely to be greatest during significant market volatility.
No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the

Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.
The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.
Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. Once the Fund has a performance record of at least one calendar year, the Fund’s performance will be included in its Prospectus. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income PGIM Limited	Robert Tipp, CFA	Managing Director, Chief Investment Strategist and Head of Global Bonds	December 2021
		Michael J. Collins, CFA	Managing Director and Senior Portfolio Manager	December 2021
		Richard Piccirillo	Managing Director and Senior Portfolio Manager	December 2021
		Gregory Peters	Managing Director and Head of Multi-Sector and Strategy	December 2021
		Lindsay Rosner, CFA	Principal	December 2021
BUYING AND SELLING FUND SHARES
Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries at market prices and are not individually redeemable by the ETF. Shares of the Fund are listed for trading on the Exchange, and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), PGIM or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

By Mail:	PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark NJ 07102
By Telephone:	(888) 247-8090 or (973) 802-2093 (outside the US)
On the Internet:	www.pgiminvestments.com
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